UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 22, 2020
AMERICAN AIRLINES GROUP INC.
AMERICAN AIRLINES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-8400	75-1825172
Delaware	1-2691	13-1502798
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Skyview Drive,	Fort Worth,	Texas	76155
1 Skyview Drive,	Fort Worth,	Texas	76155
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code:
(817) 963-1234
(817) 963-1234

N/A
(Former name or former address if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	AAL	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 7.01.	REGULATION FD DISCLOSURE.
Secured Note Financing
On July 22, 2020, American Airlines, Inc. (the “Company”) entered into a Note Purchase Commitment Letter (the “Commitment Letter”) with West Street Strategic Solutions Fund I, L.P. and Broad Street Credit Holdings LLC, each of which is an affiliate of the Merchant Banking Division of The Goldman Sachs Group, Inc. (the “GS Purchasers”) pursuant to which the GS Purchasers have committed to purchase an aggregate of $1,000 million in initial principal amount of senior secured notes (the “IP Notes”) plus an additional $200 million in initial principal amount of senior secured notes (the “LGA/DCA Notes” and together with the IP Notes, the “Notes”). When issued, the Notes will be guaranteed by American Airlines Group Inc., will mature approximately five and one-half years after issuance, and will bear interest at a rate of 10.75 percent per annum, subject to certain rights of the Company during the first two years the Notes are outstanding, at its election, to pay interest at a rate of 12.0 percent per annum payable one-half in cash and one-half in kind through the issuance of additional Notes. The Notes will be redeemable prior to maturity subject to payment of specified premiums, consisting of (a) for the first four years from issuance, a customary treasury-based make-whole, (b) after the fourth but on or prior to the fifth anniversary of the closing, 50% of the annual interest rate described above multiplied by the principal amount of Notes being redeemed, and (c) after the fifth anniversary of the closing, zero.
The IP Notes will be secured by a first lien security interest on certain intellectual property of the Company, including the “American Airlines” trademark and the “aa.com” domain name in the United States and certain foreign jurisdictions, and a second lien on certain slots related to the Company’s operations at New York LaGuardia and Washington Regan National airports (the “LGA/DCA slots”) and certain other assets. Subject to certain conditions, the Company will be permitted to incur up to $4,000 million of additional pari passu debt and unlimited second lien debt with respect to the intellectual property collateral securing the IP Notes. The LGA/DCA Notes will be secured by a first lien security interest on the LGA/DCA slots and certain other assets, which security interest will be pari passu with existing debt on such assets.
Upon closing, the net proceeds from the issuance of the Notes will be used for general corporate purposes. The issuance of the Notes is presently expected to close in the third quarter of 2020, subject to the satisfaction of closing conditions, including the completion of definitive documentation.
Update Regarding Unencumbered Assets Available for Financing
Excluding (a) the assets intended to secure the secured note financing described above, and (b) the AAdvantage program, which is intended to secure the loan that the Company has applied for under the CARES Act, the Company retains assets that could be used as collateral for additional secured debt as detailed in the updated data provided below. Except as otherwise specified in the notes, the values expressed below are based on the most recent third party appraisals received by the Company.

Unencumbered Assets	Value ($mil)	Notes
Aircraft, Parts, and Equipment	2,050	Aircraft, ground service equipment, flight simulators, spare engines, regional spare parts
Corporate Real Estate	1,130
Other	590	Other Corporate investments and assets, based on Company estimates
Total Unencumbered	3,770

First Lien Available Capacity under Current Credit Facilities
Available Capacity ($mil)
2014 Atlantic SGR	1,180
2013 South America SGR	448
Apr 2016 Mainline Spare Parts	425
2020 Secured Note	1,250
IP Notes	4,000
Total	7,303

EETC C Tranche Availability
Capacity for incremental debt is available on 2019-1, 2016-1, 2016-2, 2016-3, 2014-1, and 2015-2 existing EETCs.
The information in this Item 7.01 is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section and shall not be deemed incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended (the “Securities Act”), except as shall be expressly set forth by specific reference in such filing.
Cautionary Statement Regarding Forward-Looking Statements
Certain of the statements contained in this report should be considered forward-looking statements within the meaning of the Securities Act, the Exchange Act, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “plan,” “project,” “could,” “should,” “would,” “continue,” “seek,” “target,” “guidance,” “outlook,” “if current trends continue,” “optimistic,” “forecast” and other similar words. Such statements include, but are not limited to, statements about the Company’s plans, objectives, expectations, intentions, estimates and strategies for the future, and other statements that are not historical facts. These forward-looking statements are based on the Company’s current objectives, beliefs and expectations, and they are subject to significant risks and uncertainties that may cause actual results and financial position and timing of certain events to differ materially from the information in the forward-looking statements. These risks and uncertainties include, but are not limited to, those set forth in the Company’s Quarterly Report on Form 10-Q for the six months ended June 30, 2020 (especially in Part I, Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations and Part II, Item 1A. Risk Factors), and other risks and uncertainties listed from time to time in the Company’s other filings with the Securities and Exchange Commission. There may be other factors of which the Company is not currently aware that may affect matters discussed in the forward-looking statements and may also cause actual results to differ materially from those discussed. In particular, the consequences of the coronavirus outbreak to economic conditions and the travel industry in general and the financial position and operating results of the Company in particular have been material, are changing rapidly, and cannot be predicted. The Company does not assume any obligation to publicly update or supplement any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting these forward-looking statements other than as required by law. Any forward-looking statements speak only as of the date hereof or as of the dates indicated in the statement.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, American Airlines Group Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN AIRLINES GROUP INC.

Date: July 23, 2020	By:	/s/ Derek J. Kerr
Derek J. Kerr
Executive Vice President and Chief Financial Officer
Pursuant to the requirements of the Securities Exchange Act of 1934, American Airlines, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN AIRLINES, INC.

Date: July 23, 2020	By:	/s/ Derek J. Kerr
Derek J. Kerr
Executive Vice President and Chief Financial Officer